Exhibit 99.1

Seaport Global Acquisition Corp. and Redbox Announce Filing of Definitive Proxy Statement and Special Meeting to Approve Business Combination

Special Meeting to be Held on October 20, 2021

SGAM Stockholders Encouraged to Vote "FOR" the Transaction

NEW YORK & OAKBROOK TERRACE, Ill.--(BUSINESS WIRE)--Seaport Global Acquisition Corp. (NASDAQ: SGAMU) ("Seaport Global Acquisition"), a publicly traded special purpose acquisition company, announced today that Seaport Global Acquisition’s definitive proxy statement (the “Proxy Statement”) relating to the previously announced business combination with Redbox, America's destination for affordable new-release movies and entertainment, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2021.

Seaport Global Acquisition will mail stockholders as of September 16, 2021 (the “Record Date”) the Proxy Statement relating to the Special Meeting of Seaport Global Acquisition Stockholders (the “Special Meeting”), to be held on October 20, 2021 at 10:00 a.m. ET. The Special Meeting will be held entirely online to allow for greater participation in light of the public health impact of the COVID-19 pandemic. Stockholders may participate in the Special Meeting by visiting http://www.cstproxy.com/seaportglobalacquisition/2021.

“We are taking an important step toward completing our business combination and returning Redbox to the public markets,” said Galen Smith, CEO of Redbox. “As the leader in quality home entertainment, Redbox is one of the most trusted brands in the industry, with a loyal customer base of more than 39 million Redbox Perks members. We are making significant progress transforming our business and have built a unique multi-product offering that spans both physical and digital. Redbox is positioned to provide entertainment-loving consumers with more choice while addressing an important market gap as more consumers cut the cord and search for affordable entertainment.”

Added Stephen Smith, Chairman and CEO of Seaport Global Acquisition, “When we announced this business combination in May, we knew Redbox had an established, differentiated customer base and a unique, innovative digital offering that would provide substantial value to both consumers and investors alike. Today, we are more confident than ever in the significant opportunities ahead for Redbox, and are excited to partner with the team to take the business to the next level.”

Details of the Special Meeting
The Special Meeting to approve the pending business combination between Redbox and Seaport Global Acquisition, among other items, is scheduled for October 20, 2021 at 10:00 a.m. ET. Voting is easy and can be done online via the above website or by mail by completing, signing, dating and returning the proxy card. Every stockholder’s vote is important, regardless of the number of shares held. As such, all Seaport Global Acquisition stockholders as of the Record Date are encouraged to vote “FOR” ALL PROPOSALS described in the Proxy Statement.

Your voting control number is found on your Voting Instruction Form. If you did hold shares as of the September 16, 2021 Record Date and did not receive or misplaced your Voting Instruction Form, contact your bank, broker or other nominee for a replacement or to obtain your control number in order to vote. A bank, broker or other nominee is a person or firm that acts as an intermediary between an investor and the stock exchange, who can help you vote your shares. Stockholders with questions can contact Seaport Global Acquisition’s proxy solicitor, Morrow Sodali, via e-mail at SGAM.info@investor.morrowsodali.com or via telephone at 800-662-5200.

If certain of the proposals at the Special Meeting are approved, the parties anticipate the business combination will close shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

About Redbox
Redbox is America's leading destination for affordable new-release movies and entertainment with more ways to watch than any other home entertainment provider. Redbox delivers value and convenience through unparalleled choice across content, platforms, rental and purchase options, and price points. The company recently announced a definitive agreement to combine with Seaport Global Acquisition Corp. (Nasdaq: "SGAM," "SGAMU," and "SGAMW"), a publicly traded special purpose acquisition company. The transaction, which will result in Redbox becoming a publicly traded company, is expected to accelerate Redbox's ongoing transformation to offer customers and partners a multi-product experience across physical and digital channels. The company's expanding streaming offering includes digital rental and purchase as well as free live TV and free On Demand content and complements Redbox's nationwide footprint of entertainment kiosks, conveniently located where consumers already shop. Redbox Entertainment, a new content acquisition and production division, has further transformed Redbox into a multi-channel content provider. For more information, visit redbox.com.

About Seaport Global Acquisition Corp.
Seaport Global Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by Chairman and Chief Executive Officer, Stephen C. Smith, and Chief Financial Officer, Michael Ring. The Company is affiliated with Seaport Global Holdings, a full-service, mid-sized independent investment bank that offers capital markets advisory, sales, trading and research services.

Additional Information
This communication is being made in respect of a proposed merger transaction (the “proposed transactions”) involving Seaport Global Acquisition and Redbox. The proposed transactions will be submitted to stockholders of Seaport Global Acquisition for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, Seaport Global Acquisition has filed the Proxy Statement with the SEC. The Proxy Statement will be distributed to Seaport Global Acquisition stockholders in connection with Seaport Global Acquisition’s solicitation for proxies for the vote by Seaport Global Acquisition’s stockholders in connection with the proposed transactions and other matters as described in such Proxy Statement. Seaport Global Acquisition is mailing the Proxy Statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of Seaport Global Acquisition are advised to read the Proxy Statement in connection with Seaport Global Acquisition’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the Proxy Statement contains important information about the proposed transaction and the parties to the proposed transaction. Stockholders may also obtain copies of the Proxy Statement, without charge at the SEC’s website at www.sec.gov or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700.

Participants in the Solicitation
Seaport Global Acquisition, Redbox and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Seaport Global Acquisition's stockholders in connection with the business combination. Seaport Global Acquisition's stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Seaport Global Acquisition in Seaport Global Acquisition's final prospectus filed with the SEC on December 1, 2020 in connection with Seaport Global Acquisition's initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Seaport Global Acquisition's stockholders in connection with the proposed business combination are set forth in the Proxy Statement for the proposed business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination are included in the Proxy Statement that Seaport Global Acquisition has filed with the SEC.

No Offer or Solicitation
This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements
This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this communication, regarding Seaport Global Acquisition's proposed business combination with Redbox, Seaport Global Acquisition's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of Seaport Global Acquisition and Redbox and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Seaport Global Acquisition or Redbox. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of Seaport Global Acquisition or Redbox is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to Redbox; the amount of redemption requests made by Seaport Global Acquisition's stockholders; the overall level of consumer demand for Redbox's products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Redbox's customers; Redbox's ability to implement its business and growth strategy; changes in governmental regulation, Redbox's exposure to litigation claims and other loss contingencies; disruptions and other impacts to Redbox's business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; Redbox's ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and Redbox experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers' tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of Redbox's contracts or relationships with one or more of its significant retailers or studios; Redbox's inability to obtain licenses to digital movie or television content for home entertainment viewing; Redbox's reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content Redbox acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on Redbox's business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on Redbox and its suppliers and customers; Redbox's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Seaport Global Acquisition's information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

More information on potential factors that could affect Seaport Global Acquisition's or Redbox's financial results is included from time to time in Seaport Global Acquisition's public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that Seaport Global Acquisition has filed with the SEC in connection with Seaport Global Acquisition's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or Seaport Global Acquisition's or Redbox's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Seaport Global Acquisition nor Redbox presently know, or that Seaport Global Acquisition and Redbox currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Seaport Global Acquisition's and Redbox's expectations, plans or forecasts of future events and views as of the date of this communication. Seaport Global Acquisition and Redbox anticipate that subsequent events and developments will cause their assessments to change. However, while Seaport Global Acquisition and Redbox may elect to update these forward-looking statements at some point in the future, Seaport Global Acquisition and Redbox specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Seaport Global Acquisition's or Redbox's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media
Peter Binazeski
Peter.binazeski@redbox.com

Investors
Scott Bisang / Katelyn Villany
Joele Frank, Wilkinson Brimmer Katcher
sbisang@joelefrank.com, kvillany@joelefrank.com